Summary Prospectus

January 31, 2011, as amended April 14, 2011

Turner Titan Fund

• Institutional Class (TTLEX)

• Investor Class (TTLFX)

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.turnerinvestments.com/fundinfo. You can also get this information at no cost by calling 1.800.224.6312, by sending an e-mail request to prospectusrequest@turnerinvestments.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund's current statutory prospectus and statement of additional information, both dated January 31, 2011, as supplemented, are incorporated by reference into this summary prospectus.

Ticker Symbol — TTLEX – Institutional Class

Ticker Symbol — TTLFX – Investor Class

CUSIP — 900297532 – Institutional Class / 900297524 – Investor Class

Fund Number — 3584 – Institutional Class / 3583 – Investor Class

Investment Objective

The Turner Titan Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Investment Advisory Fees	1.50%	1.50%
Distribution (12b-1) Fees	None	None
Other Expenses	0.60%[1]	0.85%[1]
Shareholder Servicing Fee	None	0.25%
Acquired Fund Fees and Expenses	0.03%[2]	0.03%[2]
Total Annual Fund Operating Expenses	2.13%	2.38%
Fee Waivers and Expense Reimbursements	(0.18)%[3]	(0.18)%[3]
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements	1.95%	2.20%

1  "Other Expenses" are based on estimated amounts for the current fiscal year.

2  Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

3  Turner Investment Partners, Inc. ("Turner" or the "Adviser") has contractually agreed to waive fees and reimburse Fund expenses to keep the "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of Institutional Class Shares and Investor Class Shares from exceeding 1.95% and 2.20%, respectively, through February 2, 2012. Only the Board of Trustees of the Turner Funds may terminate the waiver prior to February 2, 2012. Turner may discontinue this arrangement at any time after February 2, 2012.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses will remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Turner Titan Fund — Institutional Class Shares	$198	$650
Turner Titan Fund — Investor Class Shares	$223	$725

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, will affect the Fund's performance. The Adviser expects a high portfolio turnover rate in excess of 300%.

Principal Strategy

The Turner Titan Fund invests in stocks of companies with primarily large capitalization ranges across all major industry sectors using a long/short strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets. Primarily, the Fund takes long positions in those equity securities that have been identified by the Adviser as undervalued and likely to increase in price, and short positions in those equity securities that have been identified by the Adviser as overvalued and likely to decrease in price. For long positions, the Adviser uses a fundamental, bottom-up equity investment style focused on intensive, first-hand research and company evaluation. For short positions, the Adviser focuses on companies that it believes have deteriorating fundamentals and quality characteristics such as: 1) stock prices that appear to already reflect earnings; 2) expectations of adverse events that would affect long-term earnings; 3) poorly performing management; 4) indicators that the company is likely to fail to meet expected performance; or 5) companies that exist in industries with structural weaknesses. The Fund's holdings will be global and diversified.

It is anticipated that the Fund will typically hold between 75 and 125 securities long or short in the aggregate. Generally, the Adviser will attempt to maintain a typical long position size per holding and a typical short position size per holding between 0.5% to 5.0% of the Fund's net assets. However, these weightings are expected to vary over time as a result of market fluctuations. The Adviser expects to attempt to rebalance the Fund's portfolio periodically.

The Fund may invest and trade, both long and short, in a broad range of domestic and foreign equities (including, common stock, preferred stock, or securities convertible into common stock). The Fund's investments in foreign stocks may include emerging market securities.

The Fund will buy and sell securities frequently as part of its investment strategy.

Principal Risks

The Fund is intended for investors seeking long-term growth of capital.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. You could lose all, or a substantial portion, of your investment in the Fund.

The Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund's net asset value and total return.

The Fund is subject to the risks associated with selling securities short. A short sale results in a loss if the price of the securities sold short increases. In a generally rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value.

The Fund is subject to the risk that small, medium and large capitalization stocks may underperform other segments of the equity market or the equity markets as a whole. The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small capitalization stock prices may be more volatile than those of larger companies. The Fund invests long in companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time and short in securities of companies that Turner believes are overpriced in relation to their fundamental value and will likely depreciate over time.

The Fund is subject to risks due to its foreign investments. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks. The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

The Fund's investments will generate taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The Fund's ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities.

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Performance Information

Prior to February 2, 2011, the Fund had not yet commenced operations and therefore does not have a performance history.

Management

Investment Adviser

Turner Investment Partners, Inc. ("Turner" or the "Adviser") serves as the investment adviser to the Titan Fund.

Portfolio Managers

Christopher Baggini, CFA and Senior Portfolio Manager/Security Analyst is the lead portfolio manager of the Titan Fund. Mr. Baggini joined Turner in 2010.

Purchase and Sale of Fund Shares

Investors may purchase and redeem fund shares by phone, mail, wire or online, or through the Systematic Investment/Withdrawal Plan, on any day that the New York Stock Exchange ("NYSE") is open for business, between 9:00 A.M. and 4:00 P.M.

By Phone, Wire or through a Systematic Plan: contact a Turner Funds' representative at 1-800-224-6312

By Mail: write to Turner Funds at: P.O. Box 219805, Kansas City, MO 64121-9805

By Internet: www.turnerinvestments.com

Minimum Initial Investments

•  In general, the Fund's minimum initial investment is $100,000 for Institutional Class Shares and $2,500 for Investor Class Shares;

•  The minimum initial investment for the Systematic Investment Plan is $100,000 for Institutional Class Shares and $1,000 for Investor Class Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $100,000 for Institutional Class Shares and $2,000 for Investor Class Shares.

Minimum Subsequent Investments

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares by phone, mail, wire or online; and

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares through the Systematic Investment Plan.

Tax Information

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes as ordinary income or capital gains, except that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary's website for more information.

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TUR-SP-16-04